Exhibit 10.1

AMENDMENT NO. 10 TO LOAN DOCUMENTS
This Amendment No. 10 to Loan Documents (this "Amendment") dated as of November 17, 2017, is between BANK OF AMERICA, N.A. (the "Lender") and HIBBETT SPORTS, INC. (the "Borrower").
RECITALS
A.  The Borrower has executed various documents concerning credit extended by the Lender, including, without limitation, the following documents (the "Loan Documents"):
1.  A certain letter agreement dated January 29, 2008 between the Borrower and the Lender, as amended by Amendment No. 1 to Loan Documents dated as of November 20, 2008, Amendment No. 2 to Loan Documents dated as of November 20, 2009, Amendment No. 3 to Loan Documents dated as of November 19, 2010, Amendment No. 4 to Loan Documents dated as of November 18, 2011, Amendment No. 5 to Loan Documents dated as of November 16, 2012, Amendment No. 6 to Loan Documents dated as of November 15, 2013, Amendment No. 7 to Loan Documents dated as of November 18, 2014, Amendment No. 8 to Loan Documents dated as of November 18, 2015 and Amendment No. 9 to Loan Documents dated as of November 17, 2016 (collectively, the "Letter Agreement").
2.  A certain Demand Note dated February 4, 2008 in the original principal amount of $50,000,000.00 executed by the Borrower in favor of the Lender, as amended by Amendment No. 1 to Loan Documents dated as of November 20, 2008, Amendment No. 2 to Loan Documents dated as of November 20, 2009, Amendment No. 3 to Loan Documents dated as of November 19, 2010, Amendment No. 4 to Loan Documents dated as of November 18, 2011, Amendment No. 5 to Loan Documents dated as of November 16, 2012, Amendment No. 6 to Loan Documents dated as of November 15, 2013, Amendment No. 7 to Loan Documents dated as of November 18, 2014, Amendment No. 8 to Loan Documents dated as of November 18, 2015 and Amendment No. 9 to Loan Documents dated as of November 17, 2016 (collectively, the "Note").
B.  The Lender and the Borrower desire to amend the Loan Documents as set forth herein.
NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
 1.  Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.
 2.  Amendments to Letter Agreement. The Letter Agreement is hereby amended as follows:
(a)	By deleting "$50,000,000.00" in the introductory sentence and substituting in lieu thereof "$30,000,000.00".
(b)	By deleting "November 18, 2017" as the Expiration Date and substituting in lieu thereof "March 31, 2018".
(c)	By adding the following new sentence to the end of the section entitled "Request for Loans":

Each request for a Loan shall be accompanied by (a) a reasonably detailed description of the purpose of such Loan, (b) unaudited monthly financial statements for each full month ended since the Borrower's last publicly filed financial statement (including comparative data for the same period of the prior fiscal year), in reasonable detail and prepared in accordance with GAAP and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its subsidiaries and (c) such other information as the Lender may request.
(d)	By deleting the section entitled "Documentation" and substituting in lieu thereof the following:
Documentation:
The Loans shall be evidenced by that certain Demand Note dated February 4, 2008 executed by Borrower in favor of Lender, as amended by Amendment No. 1 to Loan Documents dated as of November 20, 2008, Amendment No. 2 to Loan Documents dated as of November 20,2009, Amendment No. 3 to Loan Documents dated as of November 19, 2010, Amendment No. 4 to Loan Documents dated as of November 18, 2011, Amendment No. 5 to Loan Documents dated as of November 16, 2012, Amendment No. 6 to Loan Documents dated as of November 15, 2013, Amendment No. 7 to Loan Documents dated as of November 18, 2014, Amendment No. 8 to Loan Documents dated as of November 18, 2015, Amendment No. 9 to Loan Documents dated as of November 17, 2016 and Amendment No. 10 to Loan Documents dated as of November 17, 2017 (as it may be further amended or modified from time to time, the "Note"). The Borrower shall execute and deliver to the Lender such other documents as the Lender may reasonably request from time to time."

 3.  Amendments to Note. The Note is hereby amended as follows:
(a)	By deleting "$50,000,000.00" from each of the header and the introductory paragraph and substituting in lieu thereof "$30,000,000.00".
(b)	By deleting "November 18, 2017" from the 3rd paragraph and substituting in lieu thereof "March 31, 2018".
(c)	By deleting "November 18, 2017" from the 6th paragraph and substituting in lieu thereof "March 31, 2018".
(d)	By deleting the "and" immediately prior to clause (f) in the 9th paragraph, adding "; and" immediately following clause (f) and adding the following new clase (g):
(g)  it is not and will not be using "plan assets" (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans.
(e)
 By adding "(i) immediately following "For the purposes of this paragraph," in the second sentence of the 9th paragraph and adding the following new clauses (ii) and (iii) immediately following clause (i):

; (ii) the term "Benefit Plan" means any of (A) an "employee benefit plan" (as defined in ERISA) that is subject to Title I of ERISA, (B) a "plan" as defined in Section 4975 of the Internal Revenue Code of 1986 or (C) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986) the assets of any such "employee benefit plan" or "plan"; and (iii) the term "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
4.  Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Lender that: (a) this Amendment is within the Borrower's powers, has been duly authorized, does not conflict with any of the Borrower's organizational papers and is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, and (b) that the person or persons executing this Amendment on behalf of the Borrower are duly appointed officers or other representatives of the Borrower with authority to execute and deliver this Amendment on behalf of the Borrower.
5.  Conditions. This Amendment will be effective when each of the following conditions shall have been satisfied, as determined by the Lender in its sole discretion and the Lender shall have accepted this Amendment (notice of which acceptance is hereby waived by the Borrower).
(a)	The Lender has received evidence that the execution, delivery and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.
(b)	This Amendment has been executed by the Borrower and the Lender.
6.  Effect of Amendment; References.
(a)
 Except as expressly amended hereby, all of the terms and conditions of the Loan Documents shall remain unchanged and in full force and effect and the Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party as amended by this Amendment, without defense, right of set off or recoupment, claim or counterclaim of any kind or nature (and to the extent there exists any such defense, right of set off or recoupment, claim or counterclaim on the date hereof, the same is hereby forever released, discharged and waived by the Borrower).

(b)
 This Amendment (i) is limited precisely as specified herein and does not constitute nor shall be deemed to constitute a modification, acceptance or waiver of any other provision of the Loan Documents, (ii) is not intended to be nor shall it be construed to create, a novation or an accord and satisfaction of any obligation or liability of the Borrower under the Loan Documents, and (iii) shall not prejudice or be deemed to prejudice any rights or remedies the Lender may now have or may in the future have under or in connection with the Loan Documents.

(c)	All references in any Loan Document to any other Loan Document amended hereby shall be deemed to be a reference to such Loan Document as amended by this Amendment.
7.  Miscellaneous.
(a)	This Amendment shall be governed by and construed in accordance with the laws of the state provided in the Loan Documents.

(b)
 This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as a delivery of a manually executed counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized representatives on the date first written above
BANK OF AMERICA, N.A.
By:   /s/ David B. Jackson
Name: David B. Jackson
Title:   Senior Vice President
HIBBETT SPORTS, INC.
By:   /s/ Scott Bowman                (SEAL)
Name: Scott Bowman
Title:   CFO

END OF EXHIBIT 10.1